Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August  8, 2006, is by and between LIPID SCIENCES, INC., a Delaware corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof.  Such entities are each referred to herein as an “Investor” and, collectively, as the “Investors.”

The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (1) shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and a Warrant in the form attached hereto as Exhibit A (each, a “Warrant” and, collectively with the other Warrants issued hereunder, the “Warrants”).  The shares of Common Stock into which the Warrants are exercisable are referred to herein as the “Warrant Shares,” and the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

Each Warrant purchased by an Investor shall (1) entitle such Investor to purchase a number of Warrant Shares equal to the product of (i) the number of Shares being purchased by such Investor at the Closing and (ii) 0.30, (2) have an exercise price equal to $1.51 (which is equal to 120% of VWACP and subject to adjustment as provided therein), and (3) be exercisable for the period commencing on the first Business Day following the six (6) month anniversary of the Closing Date and expiring sixty (60) months thereafter.

The Company has agreed to effect the registration of the Shares and the Warrant Shares for resale by the holders thereof under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”).

The sale of the Shares and the Warrants by the Company to the Investors will be effected in reliance upon the exemption from the securities registration requirements of the Securities Act afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the Commission (as defined below) under the Securities Act.

The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.

The Company and each Investor hereby agree as follows:

1.                                       PURCHASE AND SALE OF SHARES AND WARRANTS.

1.1           Closing.  Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase (i) Shares in the amount set forth below such Investor’s name on the signature pages hereof, and (ii) a Warrant.  The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of the Company, 7068 Koll Center Parkway, Suite 401, Pleasanton, CA 94566 at 12:30 p.m., Pacific Daylight Time, on August 8, 2006, or at such other time and place upon which the Company and the Investors shall agree.

1.2           Certain Definitions.  When used herein, the following terms shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” has the meaning specified in Section 1.1 of this Agreement.

“Closing Date” has the meaning specified in Section 1.1 of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning specified in the preamble to this Agreement.

“Disclosure Documents” means all SEC Documents filed with the Commission at least five (5) Business Days prior to the Execution Date.

“Effective Date” has the meaning set forth in the Registration Rights Agreement.

“Environmental Law” means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

“Equity Securities” means (i) any shares of Common Stock, (ii) any other equity security of the Company, including without limitation shares of preferred stock, (iii) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company, or (iv) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (i) through (iii).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

“Execution Date” means the date of this Agreement.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the staff of the Commission.  Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof having jurisdiction over the Company and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them to which the Company is bound.

“Intellectual Property” means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

“Knowledge of the Company” means any other phrases of similar import, with respect to any matter in question relating to the Company, if S. Lewis Meyer, Sandra Gardiner or H. Bryan Brewer, Jr., M.D. has actual knowledge of such matter, without duty of investigation or inquiry.

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect that is material and adverse to (i) the consolidated business, properties, assets, operations, results of operations, financial condition or prospects, of the Company taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined below).

“Material Contracts” means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

“NASD” means the National Association of Securities Dealers, Inc.

“Pension Plan” means an employee benefit plan (as defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

“Permitted Liens” means the following:

(a)           encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

(b)           Liens for taxes, assessments or other governmental charges (including without limitation in connection with workers’ compensation and unemployment insurance) that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established;

(c)           Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established; and

(d)           Liens in an amount not to exceed $10,000.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Principal Market” means the principal exchange or market on which the Common Stock is listed or traded.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Pro Rata Share” means, with respect to an Investor, the ratio determined by dividing (i) the number of Shares purchased hereunder by such Investor by (ii) the aggregate number of Shares purchased hereunder by all of the Investors.

“Purchase Price” means, with respect to an Investor, the number of Shares purchased by such Investor at the Closing multiplied by $1.26 (the VWACP).

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Rule 144” means Rule 144 under the Securities Act or any successor provision.

“SEC Documents” has the meaning specified in Section 3.4 of this Agreement.

“Securities” has the meaning specified in the preamble to this Agreement.

“Subsequent Placement” means the issuance, sale, exchange, or agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange, any

Equity Securities, other than in connection with bona fide licensing or other strategic transactions not for the primary purpose of raising equity capital approved by the Board of Directors.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

“Trading Day” means any day on which the Common Stock is purchased and sold on the Principal Market.

“Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Warrants, and all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

“VWACP” means the volume weighted average closing price of the Company’s Common Stock for the 10 Trading Days immediately preceding the Closing; provided, that such price shall not be less than the closing bid price for the Company’s Common Stock immediately prior to the Closing.

1.3           Other Definitional Provisions.  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined.  The words “hereof”, “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.                                       REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

2.1           Authorization; Enforceability.  Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof.  Such Investor has the requisite organizational power and authority to purchase the Shares and Warrant to be purchased by it hereunder and to execute, deliver and perform its obligations pursuant to this Agreement and the other Transaction Documents to which it is a party.  This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity.

2.2           Accredited Investor.  Such Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D, (ii) was not formed or organized for the specific purpose of making an investment in the Company, and (iii) is acquiring the Securities solely for its own account and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or exempt from the registration requirements of, the Securities Act; provided, however, that in making such representation, such Investor reserves the right to sell, transfer or otherwise dispose of the Securities in accordance with the provisions of this Agreement (including pursuant to the Registration Rights Agreement) and with Federal and state securities laws applicable to such sale, transfer or disposition. Such Investor can bear the economic risk of a total loss of its investment in the Securities and has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities.

2.3           Information.  Investor acknowledges that it has been provided with information regarding the business, operations and financial condition of the Company and has, prior to the Execution Date, been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company in order for such Investor to make an informed decision with respect to its investment in the Shares and Warrants.  Neither such information nor any other investigation conducted by such Investor or any of its representatives shall modify, amend or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

2.4           Limitations on Disposition.  Such Investor acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

2.5           Legend.  Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request; provided that, in the case of clause (B) and (C), such holder provides customary documentation reasonably acceptable to the Company.

2.6           Reliance on Exemptions.  Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

2.7           Non-Affiliate Status; Common Stock Ownership.  Except as disclosed in the SEC Documents, such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of the Securities or otherwise in respect of the Company.  In addition, except as disclosed in the SEC Documents, such Investor’s investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

2.8           Fees.  Such Investor is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

2.9           No Conflicts.  The execution and performance of this Agreement and the other Transaction Documents to which it is a party do not conflict in any material respect with any agreement to which such Investor is a party or is bound thereby, any court order or judgment applicable to such Investor, or the constituent documents of such Investor.

2.10         No Governmental Review.  Such Investor understands that no U.S. federal or state agency or any other Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

2.11         No General Solicitation.  Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or any seminar, meeting or other conference whose attendees were invited by any general solicitation or general advertising.

2.12         Short Sales.  Between the time Investor learned of the offering, and the public announcement of the offering, Investor has not and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor has Investor or its Affiliates engaged or will Investor or its Affiliates engage in any short sale that resulted or will result in a disposition of the Securities (including the Warrant Shares) or other securities of the Company by Investor (including all securities over which the Investor and its Affiliates exercise investment or voting control).

2.13         Reliance on Information.  Investor has, in connection with Investor’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the SEC Documents, and Investor has, with respect to all matters relating to this Agreement and the offer and sale of Securities, relied solely upon the advice of such Investor’s own counsel and has not relied upon or consulted counsel of the Company.

3.                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to each Investor and agrees with each Investor that, as of the Execution Date:

3.1           Organization, Good Standing and Qualification.  The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.  The Company does not have any operating Subsidiaries.

3.2           Authorization; Consents.  The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, to issue and sell the Shares and the Warrants to the Investors in accordance with the terms hereof and thereof, and to issue the Warrant Shares upon exercise of the Warrants.  No further consent or authorization of the Company, its Board of Directors, any Governmental Authority or organization, or any other Person is required (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement, or to the extent that any sale to any Investor hereunder constitutes a change in control under Nasdaq Marketplace Rule 4350(i)(B) requiring shareholder approval) except for such consents or authorizations that have been obtained.

3.3           Enforcement.  This Agreement has been and, at or prior to the Closing, each other Transaction Document to be delivered at the Closing will be, duly executed and delivered by the Company. This Agreement constitutes and, upon the execution and delivery thereof by the Company, each other Transaction Document will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

3.4           Disclosure Documents; Agreements; Financial Statements; Other Information.  The Company is subject to the reporting requirements of the Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2005 (collectively, the “SEC Documents”).  With the exception of reporting quarterly financial results, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K within five (5) Business Days after the Closing.  Each SEC Document, as of the date of the filing thereof with the Commission (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing), complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All documents required to be filed as exhibits to the SEC Documents have been filed as required.  Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the Disclosure Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company taken as a whole.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

3.5           Capitalization.  The capitalization of the Company, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans and agreements, and the number of shares issuable and reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock, is as set forth in the Disclosure Documents.  The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company’s stock option plans.  All outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and non-assessable, and issued and sold in compliance with the Securities Act and applicable state securities laws.  No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any Liens created by or through the Company.  Except (i) as a result of the purchase and sale of the Securities, (ii) with respect to securities issued pursuant to employee stock option plans or (iii) as set forth in the Disclosure Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, “reset” or other similar provisions).

3.6           Due Authorization; Valid Issuance.  The Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company other than restrictions on transfer provided for in the Transaction Documents.  The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, will be duly and validly issued, free and clear of any Liens imposed by or through the Company other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares issuable under the Warrants are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company other than restrictions on transfer provided for in the Transaction Documents.

3.7           No Conflict.  The Company is not in violation of any provisions of its charter or Bylaws.  The Company is not in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any Material Contract, or in violation of any provision of any Governmental Requirement applicable to the Company, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect.  The (i) execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Shares and the Warrants and the reservation for issuance and issuance of the Warrant Shares) will not result in any violation of any provisions of the Company’s charter or Bylaws or in a default under any provision of any Material Contract, or in violation of any provision of any Governmental Requirement applicable to the Company (other than any provision under the rules of the Principal Market requiring prior notice to the Principal Market of the transactions contemplated by this Agreement and the other Transaction Documents) or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any “reset” or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company’s securities to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise), on the part of holders of the Company’s securities.

3.8           Financial Condition; Taxes; Litigation.

3.8.1        The financial condition of the Company and each Company Subsidiary is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company taken as a whole.  There has been no (i) material adverse change to the business, operations, properties, financial condition, or results of operations of the Company and its Subsidiaries taken as a whole since the date of the Company’s most recent audited financial statements contained in the Disclosure Documents or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP.

3.8.2        The Company has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects.  The Company has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith and for which adequate reserves are established in accordance with GAAP on the most recent financial statements included in the Disclosure Documents.

3.8.3        The Company is not the subject of any pending or, except as otherwise disclosed to Investors, to the Company’s Knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

3.8.4        Except as disclosed in the Disclosure Documents, there is no material claim, litigation or administrative proceeding pending, or, to the Company’s Knowledge or otherwise disclosed to the Investors, threatened or contemplated, against the Company, or against any officer, director or employee of the Company in connection with such person’s employment therewith.  The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Government Authority that is not disclosed in the Disclosure Documents and which has had or would reasonably be expected to have a Material Adverse Effect.

3.9           Form S-3.  The Company is eligible to register the Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-3 under the Securities Act. To the Knowledge of the Company, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant’s consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of such registration statement.

3.10         Intellectual Property.

(a)           The Company owns, free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or, to the Company’s Knowledge, has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its respective business as presently conducted.

(b)           The business of the Company as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company do not, to the Company’s Knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties.  The Company has not received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company and, to the Company’s Knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

(c)           No claim is pending or, to the Company’s Knowledge, threatened against the Company nor has the Company received any written notice or other written claim from any Person asserting that any of the Company’s present activities infringe or may infringe in any material respect any Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company under any Intellectual Property.

(d)           All licenses or other agreements under which the Company is granted Intellectual Property (excluding licenses to use software utilized in the Company’s internal operations and which is generally commercially available) are in full force and effect and, to the Company’s Knowledge, there is no material default by any party thereto.  The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

(e)           All licenses or other agreements under which the Company has granted rights to Intellectual Property to others (including all end-user agreements) are (i) in full force and effect, (ii) not subject to material default by the Company, and (iii) to the Company’s Knowledge, not subject to material default by any other party thereto.

(f)            The Company has taken all steps required in accordance with commercially reasonable business practice to establish and preserve its ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company which has not been patented or copyrighted.  To the Knowledge of the Company, the Company is not using unlawfully any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company.  To the Knowledge of the Company, neither the Company, nor any of its employees has any agreements or arrangements with former employers of such employees relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee’s duties for the Company or result in any former employers of such employees having any rights in, or claims on, the Company’s Intellectual Property.  Each current employee of the Company has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company, each independent contractor or consultant of the Company has executed agreements regarding confidentiality and proprietary information, and the Company has not received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions.  Without limiting the foregoing: (i) the Company has taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property that is confidential or proprietary; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property.  The Company has complied in all material respects with its respective obligations pursuant to all material agreements relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

3.11         Registration Rights; Rights of Participation.  Other than with respect to the registration rights granted to various investors pursuant to that certain Registration Rights Agreement dated September 28, 2005,  the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority, which registration obligation has not been satisfied in full or waived prior to the date hereof.

3.12         Solicitation; Other Issuances of Securities.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act.

3.13         Fees.  Except as otherwise disclosed to the Investors, the Company is not obligated to pay any brokers, finders or financial advisory fees or commissions to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.  The Company will indemnify and hold harmless such Investor from and against any claim by any Person alleging that such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

3.14         Foreign Corrupt Practices.  Neither the Company, nor, to the Knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift or entertainment expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.15         Employee Matters.  There is no strike, labor dispute or union organization activities pending or, to the Knowledge of the Company, threatened by its employees.  No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

3.16         Environment.  Except as disclosed in the Disclosure Documents, the Company has no liabilities under any Environmental Law, nor, to the Company’s Knowledge, do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.  The Company has not violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

3.17         ERISA.  The Company is in compliance with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, with respect to each Pension Plan except in any such case for any such matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

3.18         Disclosure.  The representations, warranties and written statements contained in this Agreement and the other Transaction Documents and in the certificates, exhibits and schedules delivered to such Investor by the Company pursuant to this Agreement and the other Transaction Documents and in connection with such Investor’s due diligence investigation of the Company, do not contain any untrue statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.  The Company acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Section 3.18 and elsewhere in this Agreement in making trading and other decisions concerning the Company’s securities.

3.19         Insurance.  The Company maintains insurance in such amounts and covering such losses and risks as is reasonably sufficient and customary in the businesses in which the Company is engaged. As of the date hereof and as of the Closing Date, no notice of cancellation has been received for any of such policies and the Company is in compliance in all material respects with all of the terms and conditions thereof.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted without a significant increase in cost.  Without limiting the generality of the foregoing, the Company maintains director’s and officer’s insurance in an amount not less than $10 million for each covered occurrence.

3.20         Property.  The Company has good and marketable title to all Property owned by it, in each case free and clear of all Liens, except for Permitted Liens.  Any Property held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company.

3.21         Regulatory Permits.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory Governmental Authorities necessary to conduct its businesses, except where the failure to have any such authorization or permit would have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.22         Exchange Act Registration.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq Global Market.  The Company has taken no action designed to, or which, to the Knowledge of the Company, would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Market.  The Company meets the continued listing requirements of the Nasdaq Global Market.

3.23         Investment Company Status.  The Company is not, and immediately after receipt of payment for the Shares and the Warrants issued under this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

3.24         Transfer Taxes.  No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

3.25         Sarbanes-Oxley Act; Internal Controls and Procedures.  The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.  The Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company is a party or by which its Properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company’s senior management; (ii) the recorded accounting of the Company’s consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government Requirements applicable to the Company and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

3.26         Transactions with Interested Persons.  Except as disclosed in the Disclosure Documents, no officer, director or employee of the Company is or has made any arrangements with the Company to become a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal Property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.27         Accountants.  The Company’s accountants that rendered their opinion with respect to the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, are, to the Knowledge of the Company, independent accountants as required by the Securities Act.

3.28         Compliance with Laws.  The Company has conducted the business in compliance in all material respects with all applicable laws, except where non-compliance has not had or would not reasonably be expected to have a Material Adverse Effect.

3.29         No Integration.  Assuming the accuracy of the Investors’ representations and warranties set forth in Section 2 of this Agreement, neither the Company, nor to the Knowledge of the Company, any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Global Market.

4.                                       COVENANTS OF THE COMPANY AND EACH INVESTOR.

4.1           The Company agrees with each Investor that the Company will:

(a)           file a Form D with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to such Investor promptly after such filing; and

(b)           take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the sale of the Shares and Warrants to the Investors under applicable state or “blue-sky” laws or obtain an exemption therefrom, and shall promptly provide evidence of any such action to such Investor at such Investor’s request.

4.2           Existence and Compliance.  The Company agrees that it will, while any Investor holds any Shares or Warrants:

(a)           maintain its corporate existence in good standing;

(b)           comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(c)           comply with all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(d)           provide each Investor with copies of all materials sent to its shareholders at the same time as such materials are delivered to such shareholders;

(e)           timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

(f)            until the Effective Date, take commercially reasonable steps to restrict each of the Company’s executive officers (as defined in Rule 501(f) of the Securities Act) (each, a “Key Employee”) from selling shares of Common Stock, other than in connection with any 10b-5(1) trading plans in effect as of the Execution Date and disclosed to each Investor in writing; and

(g)           use commercially reasonable efforts to maintain adequate insurance coverage (including D&O insurance) for the Company.

4.3           Reservation of Common Stock.  The Company shall, on the Closing Date, have  authorized and reserved for issuance to the Investors free from any preemptive rights, and shall keep available at all times during which any Warrants are outstanding, a number of shares of Common Stock (the “Reserved Amount”) that, on the Closing Date, is equal to the number of Warrant Shares issuable upon exercise of all of the Warrants issued at the Closing without regard to any limitation or restriction on exercise that may be set forth in the Warrants.  The Reserved Amount shall be allocated in accordance with each Investor’s Pro Rata Share.  In the event that an Investor shall sell or otherwise transfer any of such Investor’s Warrants, each transferee shall be allocated a pro rata portion of such transferor’s Reserved Amount.  While any Warrants are outstanding, the Company shall not reduce the Reserved Amount without obtaining the prior written consent of each Investor then holding Warrants.

4.4           Use of Proceeds.  The Company shall use the proceeds from the sale of the Shares and Warrants for working capital and general corporate purposes; provided that the Company shall not use any of such proceeds (i) to pay any dividend or make any distribution on any of its securities, or (ii) to repay any loan made to or incurred by any Key Employee or any other officer or director or Affiliate of the Company.

4.5           Transactions with Affiliates.  The Company agrees that any transaction or arrangement between it and any Affiliate or employee of the Company shall be effected on an arms’ length basis and shall be approved by the Company’s independent directors.

4.6           Use of Investor Name.  Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, any Investor’s name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

4.7           Company’s Instructions to Transfer Agent.  On or prior to the Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the “Transfer Agent”), and provide each Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Warrant Shares upon exercise of the Warrants and (ii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) business day following the related Exercise Date (as defined in the Warrants), as the case may be.  Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law.  The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no legend is required to appear on any physical certificate if issued, the transfer agent shall effect delivery of Warrant Shares by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates.  The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor’s right to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants.  In the event that the Company’s relationship with the Transfer Agent should be terminated for any reason, the Company shall use its reasonable best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

4.8           Limitations on Disposition.  No Investor shall sell, transfer, assign or dispose of any Securities, unless:

(a)           there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)           such Investor has notified the Company in writing of any such disposition, and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such opinion of counsel will be required (A) if the sale, transfer or assignment is made to an Affiliate of such Investor, or (B) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor’s default under such margin arrangement.

4.9           Disclosure of Non-public Information.  The Company agrees that it will not at any time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor’s written consent to such disclosure.

4.10         Listing.  The Company has, or promptly following the Closing shall, use its commercially reasonable efforts to include all of the Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise) for listing on the Nasdaq Global Market.

4.11         Restriction on Issuances.  During the period beginning on the Execution Date and ending on the date that is ninety (90) days after the Effective Date, the Company will not, directly or indirectly, effect a Subsequent Placement.

4.12         Indemnification of Investors.  The Company will indemnify and hold each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such

Investor may have with any such shareholder or any violations by such Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing.  Any Investor Party shall have the right to engage separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the engagement thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time following such Investor Party’s written request that it do so, to assume such defense and to engage counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party.  The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party’s wrongful actions or omissions, or gross negligence or to such Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

5.                                       CONDITIONS TO CLOSING.

5.1           Conditions to Investors’ Obligations at the Closing.  Each Investor’s obligations to effect the Closing, including without limitation its obligation to purchase Shares and Warrants at Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date:

5.1.1                        the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

5.1.2                        the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

5.1.3                        the Closing Date shall occur on a date that is not later than August 15, 2006;

5.1.4                        the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company and dated as of the Closing Date, certifying that the conditions specified in this Section 5.1 have been fulfilled as of the Closing, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

5.1.5                        the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of the Closing Date, covering the matters set forth in Exhibit C;

5.1.6                        the Company shall have delivered to such Investor duly executed certificates representing the Shares and the Warrants being purchased by such Investor at the Closing;

5.1.7                        the Company shall have executed and delivered to the Investor the Registration Rights Agreement on or prior to the Closing;

5.1.8                        the Company shall have delivered to such Investor a certificate, signed by the Secretary or an Assistant Secretary of the Company and dated as of the Closing Date, attaching (i) the charter and Bylaws of the Company, and (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Investor may rely on such certificate as a representation and warranty of the Company made herein;

5.1.9                        there shall have occurred no material adverse change in the Company’s consolidated business or financial condition since the date of the Company’s most recent financial statements contained in the Disclosure Documents;

5.1.10                  the Common Stock shall be listed and actively traded on the Nasdaq Global Market; and

5.1.11                  there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

5.2           Conditions to Company’s Obligations at the Closing.  The Company’s obligations to effect the Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

5.2.1                        the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

5.2.2                        such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

5.2.3                        there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

5.2.4                        such Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

5.2.5                        such Investor shall have tendered to the Company the Purchase Price for the Shares and the Warrants being purchased by it at the Closing by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth on Exhibit D hereto.

6.                                       MISCELLANEOUS.

6.1           Survival; Severability.  The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing (provided that such representations and warranties shall survive only for a period of two years after the Closing), notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

6.2           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Investors may assign their respective rights and obligations hereunder, in connection with any private sale or transfer of the Shares or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.  The Company may not assign its rights or obligations under this Agreement without the written consent of each Investor.

6.3           No Reliance.  Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any other party.

6.4           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder, or is relying upon the advice or assistance of any other Investor.  The Company acknowledges and agrees that nothing contained herein or in any other agreement or document delivered at Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each

Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.

6.5           Investors’ Trading Activity.  The Company acknowledges that, following  the Closing and the press release described in Section 4.1 of this Agreement, each Investor shall have the right to purchase or sell, long or short, Common Stock and instruments or contracts whose value is derived from the market value of the Common Stock, and that sales of or certain derivative transactions relating to the Common Stock may have a negative impact on the market price of the Common Stock.

6.6           Injunctive Relief.  The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

6.7           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed under the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of San Francisco for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.8           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile transmission.

6.9           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.10         Notices.  Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Lipid Sciences, Inc.
7068 Koll Center Parkway
Suite 401
Pleasanton, CA 94566

Attn:  Sandra Gardiner

Tel:  (925) 249-4000

Fax:  (925) 249-4080

with a copy (which shall not constitute notice) to:

Roger S. Mertz, Esq.

Allen Matkins Leck Gamble Mallory & Natsis LLP

Three Embarcadero Center, 12th Floor

San Francisco, CA  94111-4074

Tel:  (415) 837-1515

Fax:  (415) 837-1516

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.10.

6.11         Expenses.  The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents; provided, however, subject to approval in advance, the Company shall pay up to an aggregate of $10,000 in legal fees incurred by the Investors in connection with the transactions contemplated by this Agreement.

6.12         Entire Agreement; Amendments.  This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least a seventy-five percent (75%) of the Shares and Warrant Shares into which all of the Warrants then outstanding are exercisable, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Securities Purchase Agreement as of the date first above written.

LIPID SCIENCES, INC., a Delaware corporation

By:
Name:
Its:

I		(INVESTOR NAME)

By:
(Name of General Partner/Manager, if applicable)

By:
Name:
Title:

Subscription Amount: $_______
Number of Shares: _______

Address:

In connection with the Securities Purchase Agreement, please provide the following information:

1.                                       The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)).  You may use a nominee name if appropriate:
__________________________________
__________________________________
__________________________________

2.                                       The relationship between the Investor of the Shares and the Registered Holder listed in response to item 1 above: __________________________________

3.                                       The mailing address at which the Registered Holder listed in response to item 1 above would like to receive notices pursuant to this Agreement:
___________________________________
___________________________________

4.                                       The mailing address at which the Registered Holder listed in response to item 1 above would like to receive stock certificate(s) and closing documents:
___________________________________
___________________________________

5.                                       The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:
___________________________________

In connection with the preparation of the Registration Statement, please provide us with the following information:

1.                                       Pursuant to the “Selling Shareholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.                                       Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3.                                       Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? ☐   Yes  ☐   No
If yes, please indicate the nature of any such relationships below:

EXHIBIT A

FORM OF WARRANT

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EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

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EXHIBIT C

FORM OF LEGAL OPINION

(1)           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(2)           The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to offer and sell the Securities, in accordance with the terms of the Transaction Documents.  The execution and delivery of the Transaction Documents, and the performance of its obligations under the Transaction Documents, have been duly authorized by all necessary corporate action on the part of the Company.  Each of the Transaction Documents has been duly executed and delivered, and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

(3)           The Securities have been duly authorized by all necessary corporate action on the part of the Company.  The Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Purchase Agreement, and the Warrant Shares, when issued and paid for in accordance with the terms of the Warrant, will be validly issued, fully paid and non-assessable, and the issuance of the Shares and the Warrant Shares will not be subject to any preemptive rights under the Delaware General Corporation Law (“DGCL”), the Company’s Certificate or Bylaws or any material contract to which the Company is a party and which has been filed by the Company or incorporated by reference as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 10-K”), or any other report filed by the Company with the SEC under Section 13 of the Exchange Act since the filing by the Company of the 2005 10-K.

(4)           The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (i) violate the Company’s Certificate or Bylaws; (ii) to our knowledge violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company; (iii) to our knowledge violate the provisions of any federal, DGCL or California statute, or rule or regulation thereunder applicable to the Company; or (iv) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, any agreements to which the Company is a party and which have been filed by the Company or incorporated by reference to the 2005 10-K or any other report filed by the Company with the SEC under Section  13 of the Exchange Act since the filing by the Company of the 2005 10-K.

(5)           Based on the Securities Act and the rules promulgated thereunder, as such laws and rules presently exist, and assuming (i) no “general solicitation” or “general advertising” has occurred or will occur with respect to the offer and sale of the Securities, as such terms are generally understood for purposes of Regulation D promulgated under the Securities Act (“Regulation D”), (ii) the Company timely files a Form D with the SEC in accordance with Regulation D, and (iii) the representations of the Investors in the Transaction Documents are correct, the offer and sale of the Securities, to the Investors pursuant to the terms of the Transaction Documents, will be exempt from the registration requirements of Section 5 of the Securities Act.

(6)           No consent, approval or authorization of, or declaration or filing with, any regulatory agency of the State of Delaware or the United States applicable to the Company is required to be obtained by the Company (i) to enter into and perform its obligations under the Transaction Documents or (ii) for the issuance and sale by the Company of the Securities, except as may be required by any applicable state or Blue Sky laws and U.S. federal securities laws.

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EXHIBIT D

WIRE INSTRUCTIONS

Bank Name:	Wells Fargo Bank

Bank Address:	333 South Grand Avenue
Suite 540
Los Angeles, CA 90071
Tel (213) 253-3054

ABA Number:	121000248

SWIFT:	WFBIUS6S

Account Name:	Lipid Sciences, Inc.

Account Number:	637-1123100

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